Events After the Reporting Period	12 Months Ended
Aug. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Events After the Reporting Period [Text Block]

23. Events After the Reporting Period

Subsequent to the year ended August 31, 2020, the Company:

a) granted an aggregate of 350,000 stock options with a weighted average exercise price of $0.08 per share to certain employees and consultants of the Company. The weighted average contract life of these options at issuance was 4.1 years;

b) extended the expiry dates for the remaining outstanding 2,187,500 warrants (each of which with an exercise price of $0.12 per share) that were issued in the November 2018 Private Placement as described in Note 14c); and

c) cancelled 200,000 stock options with a weighted average exercise price of $0.08 per share.